Exhibit 99.1

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

Lisa Laukitis

Christine A. Okike

Four Times Square

New York, New York 10036-6522

Telephone: (212) 735-3000

Fax: (212) 735-2000

— and —

Ron E. Meisler (admitted pro hac vice)

Christopher M. Dressel (admitted pro hac vice)

Jennifer Madden (admitted pro hac vice)

155 North Wacker Drive

Chicago, Illinois 60606-1720

Telephone: (312) 407-0700

Fax: (312) 407-0411

Counsel to Debtors

and Debtors-in-Possession

TOGUT, SEGAL & SEGAL LLP Albert Togut Neil M. Berger Kyle J. Ortiz One Penn Plaza Suite 3335 New York, New York 10119 Telephone: (212) 594-5000 Fax: (212) 967-4258

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re SYNERGY PHARMACEUTICALS INC., et al., Debtors.(1)	Chapter 11 Case No. 18-14010 (JLG) Jointly Administered Related Docket No. 712 & 713

NOTICE OF (I) ENTRY OF FINDINGS OF FACT, CONCLUSIONS OF LAW AND

ORDER CONFIRMING MODIFIED FOURTH AMENDED JOINT PLAN OF

REORGANIZATION OF SYNERGY PHARMACEUTICALS INC. AND ITS

DEBTOR AFFILIATE AND (II) OCCURRENCE OF EFFECTIVE DATE

(1)         The Debtors in these chapter 11 cases, along with the last four digits of their respective tax identification numbers, are as follows: Synergy Pharmaceuticals Inc. (5269); Synergy Advanced Pharmaceuticals, Inc. (4596). The address of the Debtors’ corporate headquarters is 620 Lee Road, Chesterbrook, Pennsylvania 19087.

PLEASE TAKE NOTICE OF THE FOLLOWING:

1.                                      Plan Confirmation. On April 25, 2019, this Court entered an order (the “Confirmation Order”) confirming the Modified Fourth Amended Joint Plan of Reorganization of Synergy Pharmaceuticals Inc. and Its Debtor Affiliate (the “Plan”) [Docket No. 713].(2)

2.                                      Copies of Plan and Confirmation Order. The Confirmation Order included the Plan as Exhibit A. The Confirmation Order, the Plan, and the other documents filed in these cases, are available free of charge at https://cases.primeclerk.com/Synergy/Home-DocketInfo or for a nominal fee at https://ecf.nysb.uscourts.gov/ (with use of a PACER account).

3.                                      Effective Date. On May 1, 2019, the Effective Date of the Plan occurred. All conditions precedent to the Effective Date set forth in Section 10.01 of the Plan have been satisfied or waived.

4.                                      Professional Claims.

a.              Final Fee Applications. All final requests for payment of Professional Claims must be filed no later than 45 days after the Effective Date. After notice and a hearing in accordance with the procedures established by the Bankruptcy Code, the Bankruptcy Rules and prior orders of the Bankruptcy Court, the Allowed amounts of such Professional Claims shall be determined by the Bankruptcy Court.

b.              Post-Effective Date Retention. Upon the Effective Date, any requirement that Professionals comply with sections 327 through 331 of the Bankruptcy Code in seeking retention or compensation for services rendered after the Effective Date shall terminate, and the Plan Administrator shall be permitted to employ and pay professionals in its discretion.

5.                                      Administrative Claims. Except as otherwise provided in the Plan and as set forth in Section 2.02 and Section 2.03 of the Plan, all requests for payment of an Administrative Claim must be filed, in substantially the form of the Administrative Claim Request Form contained in the Plan Supplement, with the Claims and Solicitation Agent and served on counsel for the Liquidating Debtor, the Plan Administrator and the Litigation Trustee, no later than the Administrative Claim Bar Date, which shall be 30 days after the Effective Date. Any request for payment of an Administrative Claim pursuant to Section 2.01 of the Plan that is not timely filed and served shall be Disallowed automatically without the need for any objection from the Liquidating Debtor, the Plan Administrator or the Litigation Trustee. The Plan Administrator (and the Litigation Trustee, as applicable, in accordance with Section 5.11(b) of the Plan) may settle any Administrative Claim without further Bankruptcy Court approval. In the event that the Liquidating Debtor or the Plan Administrator (and the Litigation Trustee, as applicable, in accordance with Section 5.11(b) of the Plan) object to an Administrative Claim and there is no settlement, the Bankruptcy Court shall determine the Allowed amount of such Administrative Claim.

(2)         Capitalized terms used but not defined herein have the meanings assigned to them in the Confirmation Order or, if not used therein, in the Plan.

6.                                      Claims Objection Deadline. “Claims Objection Deadline” means the later of (a) (i) as to Rejection Damages Claims, the first Business Day that is at least 180 days after such Rejection Damages Claim is timely filed pursuant to Section 6.01(b) of the Plan; (ii) as to late-filed proofs of Claim, the first Business Day that is at least 60 days after a Final Order is entered deeming the late-filed Claim timely filed; and (iii) as to all other Claims the first Business Day that is at least one year after the Effective Date; or (b) such later date as may be established by the Bankruptcy Court by motion of the Litigation Trustee.

7.                                      Executory Contracts and Unexpired Leases to Be Rejected. Except as otherwise provided in the Plan, upon the occurrence of the Effective Date, each Executory Contract and Unexpired Lease shall be deemed rejected in accordance with, and subject to, sections 365 and 1123 of the Bankruptcy Code as of the Effective Date, unless any such Executory Contract or Unexpired Lease: (i) is listed on the Schedule of Assumed Executory Contracts contained in the Plan Supplement; (ii) has been previously assumed by the Debtors by Final Order of the Bankruptcy Court or has been assumed by the Debtors by order of the Bankruptcy Court as of the Effective Date, which order becomes a Final Order after the Effective Date; (iii) is the subject of a motion to assume pending as of the Effective Date; (iv) is an Insurance Contract; or (v) is otherwise assumed pursuant to the terms in the Plan. The Confirmation Order constitutes an order of the Bankruptcy Court approving such rejections pursuant to sections 365 and 1123 of the Bankruptcy Code as of the Effective Date. Counterparties to Executory Contracts or Unexpired Leases that are deemed rejected as of the Effective Date shall have the right to assert any Claim on account of the rejection of such Executory Contracts or Unexpired Leases subject to compliance with the requirements in the Plan.

8.                                      Executory Contracts to Be Assumed. Except as otherwise provided in the Plan, upon the occurrence of the Effective Date, each Executory Contract that is listed on the Schedule of Assumed Executory Contracts contained in the Plan Supplement, shall be deemed assumed, in accordance with, and subject to, sections 365 and 1123 of the Bankruptcy Code as of the Effective Date. The Confirmation Order will constitute an order of the Bankruptcy Court approving such assumptions, pursuant to sections 365 and 1123 of the Bankruptcy Code as of the Effective Date. To the extent any provision in any Executory Contract assumed pursuant to the Plan (including any “change of control” provision) restricts or prevents, or purports to restrict or prevent, or is breached or deemed breached by, the Liquidating Debtor’s assumption of such Executory Contract, then such provision shall be deemed modified such that the transactions contemplated by the Plan will not entitle the non-Debtor party thereto to terminate such Executory Contract or to exercise any other default-related rights with respect thereto. Each Executory Contract assumed pursuant to Article VI of the Plan will revest in and be fully enforceable by the Plan Administrator on behalf of the Liquidating Debtor, except as modified by the provisions of the Plan, any order of the Bankruptcy Court authorizing and providing for its assumption, or applicable law.

9.                                      Rejection Damages Bar Date. Unless otherwise provided by a Bankruptcy Court order, any proofs of Claim asserting Claims arising from the rejection of the Executory Contracts and Unexpired Leases pursuant to the Plan or otherwise must be filed with the Claims and Solicitation Agent no later than 30 days after the later of the Effective Date, the effective date of rejection, or the date notice of such rejection is transmitted by the Debtors or the Plan

Administrator, as applicable, to the counterparty to such Executory Contract or Unexpired Lease. Any proofs of Claim arising from the rejection of Executory Contracts or Unexpired Leases that are not timely filed shall be Disallowed automatically and forever barred, estopped, and enjoined from assertion and shall not be enforceable against the Debtors or the Liquidating Debtor, without the need for any objection by the Litigation Trustee or any further notice to or action, order, or approval of the Bankruptcy Court, and any Claim arising out of the rejection of the Executory Contract or Unexpired Lease shall be deemed fully satisfied and released, notwithstanding anything in the Schedules or a proof of Claim to the contrary. All Allowed Claims arising from the rejection of Executory Contracts and Unexpired Leases shall be classified as General Unsecured Claims.

10.                               Post-Effective Date Notice Pursuant to Bankruptcy Rule 2002. After the Effective Date, to continue to receive notice of documents pursuant to Bankruptcy Rule 2002, all creditors and other parties in interest (except those listed in the Confirmation Order) must file a renewed notice of appearance requesting receipt of documents pursuant to Bankruptcy Rule 2002.

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Dated:           New York, New York

May 1, 2019

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

/s/ Ron E. Meisler
Lisa Laukitis
Christine A. Okike
Four Times Square
New York, New York 10036-6522
Telephone: (212) 735-3000
Fax: (212) 735-2000

— and —

Ron E. Meisler (admitted pro hac vice)
Christopher M. Dressel (admitted pro hac vice)
Jennifer Madden (admitted pro hac vice)
155 North Wacker Drive
Chicago, Illinois 60606-1720
Telephone: (312) 407-0700
Fax: (312) 407-0411

— and —

TOGUT, SEGAL & SEGAL LLP
Albert Togut
Neil M. Berger
Kyle J. Ortiz
One Penn Plaza
Suite 3335
New York, New York 10119
Telephone: (212) 594-5000
Fax: (212) 967-4258

Co-Counsel to Debtors and Debtors-in-Possession